UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2003

Homestore, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26659 (Commission File Number)	95-4438337 (IRS Employer Identification No.)

30700 Russell Ranch Road
Westlake Village, California 91362
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (805) 557-2300

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 5.1
EXHIBIT 5.2

Item 5. Other Events and Regulation FD Disclosure.

On May 7, 2003 Homestore, Inc. (the “Company”) issued a press release announcing results for the first quarter of 2003, a copy of which is attached hereto as Exhibit 5.1 and is incorporated herein by reference. On such date the Company conducted a conference call relating to such release, a transcript of the prepared remarks of which is attached hereto as Exhibit 5.2 and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMESTORE, INC.

Date: May 8, 2003	By:	/s/ Lewis R. Belote, III

Lewis R. Belote, III Chief Financial Officer

EXHIBIT INDEX

5.1	Press release dated May 7, 2003 of Homestore, Inc.

5.2	Transcript of prepared remarks of May 7, 2003 Homestore, Inc. conference call.